UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 26, 2012


                          PSYCHIC FRIENDS NETWORK INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     001-33968                     N/A
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV                  89074-772
   (Address of principal executive offices)                      (Zip Code)

                                 (702) 608-7360
              (Registrant's telephone number, including area code)

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 30, 2012, pursuant to a certain Financing Agreement entered into with Right Power Services Ltd, a foreign corporation, in connection with our March 30, 2012 acquisition of the assets of PFN Holdings, Inc., the Company accepted a subscription agreement with Right Power Services Limited, a foreign corporation, for a private placement representing the second tranche of investment as called for under the Financing Agreement for issuance of 333,333 shares of its common stock at a price of $0.75 per share for proceeds of $250,000. These shares were issued without a prospectus, in reliance on the exemption from registration found in Regulation S of the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 26, 2012, our board of directors appointed Dr. Peter Newton to a vacant director position. Dr. Newton will stand for election at the Company's next annual meeting of shareholders.

Dr. Newton is a medical doctor and entrepreneur. Dr. Newton has been in private practice for over 15 years in Beverly Hills, CA. His entrepreneurial spirit helped launch several businesses, both medically and non-medically related into successful corporations. In 2003, he helped launch LaPeer Surgery Center and Health Systems, a multi-million dollar surgery center and health group. In 2007, he became a founding member of Beverly Hills Hospitality Group, LLC a real estate/hospitality investment group where members are working on building and developing a boutique hotel in Dana Point, CA. In 2010, he became a board member of PriceDoc.com, a start-up healthcare pricing site recognized in the Wall Street Journal, and featured on CBS news, NBC news, and ABC news, to name a few, where cash paying consumers can shop for, compare and purchase affordable medical and dental procedures from qualified providers in their area.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIC FRIENDS NETWORK INC.


/s/ Marc Lasky
----------------------------------------
Marc Lasky
Chief Executive Officer

Date: May 4, 2012

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